SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 22, 2004

CALGON CARBON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10776	25-0530110
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 717, Pittsburgh, PA 15230-0717	15230-0717
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 787-6700

Item 9. Regulation FD Disclosure

In the fourth quarter of 2003, management completed a strategic planning process that included reviewing how the Company compiled and reported financial information to the Company’s Chief Operating Decision Maker for its four business segments, Activated Carbon, Service, Engineered Solutions, and Consumer.

Management concluded as part of this review that the Activated Carbon and Service segments were more appropriately reflected on a combined basis, certain equipment related service revenue and associated costs previously reported in the Engineered Solutions segment would instead be better aligned in the newly formed Carbon and Service segment and certain service equipment sales and associated costs previously reported in the Service segment would be aligned better in the Engineered Solutions segment which has been re-named the Equipment segment. As a result of the aforementioned review, beginning in the first quarter of 2004, the Company’s Chief Operating Decision Maker receives and reviews financial information in the new form.

The Company’s Consumer segment was not changed and remains in the same form as it did prior to December 31, 2003.

The following is the segment data for the quarterly periods from January 1, 2003 to December 31, 2003 as reported in the Company’s public filings with the Securities and Exchange Commission and restated to reflect the aforementioned change in segment reporting.

A. SEGMENT INFORMATION – AS REPORTED

	For the Three Months Ended
	31-Mar-03	30-Jun-03	30-Sep-03	31-Dec-03
Net Sales
Activated Carbon	$27,281	$29,359	$26,429	$25,311
Service	21,350	24,989	24,677	25,182
Engineered Solutions	8,434	11,533	8,461	12,342
Consumer	6,985	12,204	6,996	6,789

	$64,050	$78,085	$66,563	$69,624

Income (loss) from operations before depreciation, amortization & restructuring
Activated Carbon	$2,871	$4,159	$3,412	$3,570
Service	1,459	3,567	3,779	3,284
Engineered Solutions	(580)	474	(284)	531
Consumer	(136)	1,488	4	(215)

	$3,614	$9,688	$6,911	$7,170

Depreciation and amortization
Activated Carbon	$2,488	$2,469	$2,253	$2,568
Service	1,820	1,817	1,903	2,031
Engineered Solutions	196	167	202	237
Consumer	396	436	387	419

	$4,900	$4,889	$4,745	$5,255

	31-Mar-03	30-Jun-03	30-Sep-03	31-Dec-03
Total Assets
Activated Carbon	$127,736	$132,392	$126,011	$123,326
Service	90,153	91,124	90,731	98,182
Engineered Solutions	46,034	48,411	52,051	55,814
Consumer	23,510	25,894	23,141	24,873

	$287,433	$297,821	$291,934	$302,195

B. SEGMENT INFORMATION – RESTATED

	For the Three Months Ended
	31-Mar-03	30-Jun-03	30-Sep-03	31-Dec-03
Net Sales
Carbon and Service	$51,196	$56,810	$52,325	$51,855
Equipment	5,869	9,071	7,242	10,980
Consumer	6,985	12,204	6,996	6,789

	$64,050	$78,085	$66,563	$69,624

Income (loss) from operations before depreciation, amortization & restructuring
Carbon and Service	$5,020	$8,599	$7,522	$6,917
Equipment	(1,270)	(399)	(615)	468
Consumer	(136)	1,488	4	(215)

	3,614	9,688	6,911	7,170

Depreciation and amortization
Carbon and Service	$4,312	$4,254	$4,188	$4,563
Equipment	192	199	170	273
Consumer	396	436	387	419

	$4,900	$4,889	$4,745	$5,255

	31-Mar-03	30-Jun-03	30-Sep-03	31-Dec-03
Total Assets
Carbon and Service	$216,286	$219,703	$214,904	$216,211
Equipment	47,637	52,224	53,889	61,111
Consumer	23,510	25,894	23,141	24,873

	$287,433	$297,821	$291,934	$302,195

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CALGON CARBON CORPORATION
(REGISTRANT)

Date: April 22, 2004	By	/s/ Leroy M. Ball
Leroy M. Ball
Chief Financial Officer